UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

PEOPLE’S UNITED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33326	20-8447891
(Commission File Number)	(I.R.S. Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 338-7171

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PBCT	NASDAQ Global Select Market
Fixed-to-Floating Rate Non- Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	PBCTP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on February 21, 2021, People’s United Financial, Inc., a Delaware corporation (“People’s United”), M&T Bank Corporation, a New York corporation (“M&T”), and Bridge Merger Corp., a direct, wholly owned subsidiary of M&T (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into People’s United, with People’s United as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, People’s United will merge with and into M&T, with M&T as the surviving entity.

In connection with the proposed Merger, M&T filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus, as amended, and People’s United filed a definitive proxy statement, and M&T filed a definitive proxy statement/prospectus, with the SEC dated April 23, 2021 (collectively, the “joint proxy statement/prospectus”), which People’s United and M&T first mailed to their respective stockholders and shareholders on or about April 26, 2021.

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, twelve lawsuits challenging the Merger have been filed. The first lawsuit, captioned Shiva Stein v. People’s United Financial, Inc. et al. (Case No. No. 1:21-cv-2901) was filed in the U.S. District Court for the Southern District of New York on April 5, 2021. The second lawsuit, captioned Andrew Van Wagoner v. People’s United Financial, Inc. et al. (Case No. 1:2021-cv-02983) was filed in the U.S. District Court for the Southern District of New York on April 7, 2021. The third lawsuit, captioned Joseph Tessari v. People’s United Financial, Inc. et al. (Case No. 1:2021-cv-01956) was filed in the U.S. District Court for the Eastern District of New York on April 12, 2021. The fourth lawsuit, captioned Robert Loza v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-03273) was filed in the U.S. District Court for the Southern District of New York on April 14, 2021. The fifth lawsuit, captioned Tammy Raul v. M&T Bank Corporation et al. (Case No. 1:21-cv-03414) was filed in the U.S. District Court for the Southern District of New York on April 19, 2021. The sixth lawsuit, captioned Michael J. Hynes v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-03554) was filed in the U.S. District Court for the Southern District of New York on April 21, 2021. The seventh lawsuit, captioned Michael Rubin v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-03575) was filed in the U.S. District Court for the Southern District of New York on April 22, 2021. The eighth lawsuit, captioned Catherine Coffman v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-03875) was filed in the U.S. District Court for the Southern District of New York on April 30, 2021. The ninth lawsuit, captioned Susan Finger v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-00639) was filed in the U.S. District Court for the District of Delaware on April 30, 2021. The tenth lawsuit, captioned John Tate v. People’s United Financial, Inc. et al. (Case No. 2:21-cv-02030) was filed in the U.S. District Court for the Eastern District of Pennsylvania on May 3, 2021. The eleventh lawsuit, captioned Mikell v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-04276) was filed in the U.S. District Court for the Southern District of New York on May 12, 2021. The twelfth lawsuit, captioned Schwartz v. People’s United Financial, Inc. et al. (Case No. 1:21-cv-04287) was filed in the U.S. District Court for the Southern District of New York on May 12, 2021. The complaints filed in the lawsuits allege, among other things, that the defendants caused a materially incomplete and misleading registration statement relating to the proposed Merger to be filed with the SEC in violation of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder. People’s United has also received written demands from purported stockholders relating to the Merger. We refer to the foregoing lawsuits and demands collectively as the “Merger Actions.”

People’s United and M&T believe that the claims asserted in the Merger Actions referred to above are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to diminish the risk that these Merger Actions delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in defending the Merger Actions, and without admitting any liability or wrongdoing, People’s United and M&T have agreed to supplement the joint proxy statement/prospectus as described in this Current Report on Form 8-K. People’s United, M&T and the other named defendants deny that they have violated any laws or breached any duties to People’s United’s stockholders or M&T’s shareholders, as applicable. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, People’s United and M&T specifically deny all allegations in these Merger Actions that any additional disclosure was or is required.

Supplemental Disclosures to Joint Proxy Statement/Prospectus

The following information supplements the joint proxy statement/prospectus and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below.

The Merger – Background of the Merger

The second full paragraph on page 60 (beginning with “On December 23, 2020, …”) is hereby replaced with the following:

On December 23, 2020, Mr. Jones called Mr. Barnes to inquire about People’s United’s interest in discussing the possibility of a merger between the two companies. Mr. Barnes briefed Mr. George Carter, People’s United’s lead independent director, regarding his conversation with Mr. Jones. Mr. Carter expressed his support for Mr. Barnes to engage in preliminary discussions with M&T regarding the feasibility and potential benefits of a possible merger with M&T. Mr. Barnes and Mr. Carter discussed potential terms for such a merger, and based on prior board strategic discussions and a review of recent analyses and other information, including analyses and other information reviewed by KBW with management based on then-available information several weeks earlier following the announcement of another large regional bank merger transaction, concluded that a pro forma ownership percentage of approximately 28% and a market premium of approximately 15% (which, based on the recent trading prices of the two companies’ shares and certain share count assumptions, was equivalent to an exchange ratio of approximately 0.117 to 0.12) would be attractive to the People’s United stockholders. On December 28, 2020, Mr. Jones called Mr. Barnes to discuss dates for an in person meeting to discuss a potential merger in greater detail. Messrs. Jones and Barnes spoke again on January 4, 2021 about the potential benefits of a stock-for-stock merger and the possible terms of such a transaction. During this call, Mr. Barnes reviewed with Mr. Jones various matters for discussion at an in-person meeting, including a proposed exchange ratio of approximately 0.12, various governance and related matters including five seats on the combined company board for People’s United directors, consisting of Mr. Barnes, Mr. Walters and three independent directors; the possibility of his remaining involved following the merger in a consulting or similar role in order to facilitate the successful integration of the two companies (although no specific terms were discussed); and commitments for continued support of the communities in which People’s United operates, including incremental financial support for People’s United’s charitable foundations and regional job retention goals. Based on these conversations, both chief executive officers agreed that it would be useful to meet in person to further explore a possible business combination.

The first two sentences of the third full paragraph on page 60 (beginning with “On January 7, 2021, …”) are hereby replaced with the following:

On January 7, 2021, Messrs. Jones and Barnes met to discuss the merits of exploring a potential transaction in which M&T would acquire People’s United in a stock-for-stock transaction, and exchanged their respective preliminary views regarding valuation, which included a discussion of potential exchange ratios of 0.118 to 0.12 (representing an approximately 28% pro forma ownership by People’s United common stockholders in the combined company and a market premium at that time of approximately 15%, consistent with Mr. Barnes’ proposal from January 4). Following this discussion, Messrs. Jones and Barnes also discussed transaction structure, community commitments, employee retention matters, governance, potential post-merger consulting arrangements with Mr. Barnes and Mr. Kirk W. Walters, People’s United’s senior executive vice president, corporate development & strategic planning, to assist in the integration and operational leadership of the two companies for up to three years (at an annual rate commensurate with their current compensation levels), the designation of Bridgeport as the New England headquarters for the combined company and other terms.

The fourth full paragraph on page 60 (beginning with “Following this meeting, …”) is hereby replaced with the following:

Following this meeting, Mr. Barnes briefed Mr. Carter on the discussions at the meeting, and over the course of the following week, Mr. Barnes also discussed the opportunity of exploring a potential transaction with each of the other People’s United directors and summarized the terms discussed at his January 7 meeting with Mr. Jones.

The first sentence of the first full paragraph on page 61 (beginning with “On January 21, 2021, …”) is hereby replaced with the following:

On January 21, 2021, the People’s United board of directors held a regularly scheduled meeting, during which the potential transaction with M&T was discussed, with representatives of KBW and Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to People’s United, in attendance.

The following sentence is hereby added immediately before the last sentence in the first full paragraph on page 61 (beginning with “On January 21, 2021, …”):

The representatives of Simpson Thacher and KBW also summarized for the board the discussions regarding Mr. Barnes and Mr. Walters entering into three-year non-competition/non-solicitation agreements with People’s United, to be effective as of the closing of the merger (since neither was currently subject to such restrictions), in exchange for payments of $18 million and $6 million, respectively, and relayed the parties’ reasons for this approach rather than consulting agreements, including M&T’s preference that Messrs. Barnes and Walters qualify as independent directors of the combined company in accordance with applicable stock exchange standards.

The fourth full paragraph on page 61 (beginning with “Between January 15, 2021 and January 28, 2021, …”) is hereby replaced with the following three paragraphs:

Between January 15, 2021 and January 28, 2021, the parties and their advisors held numerous meetings regarding the exchange ratio and the other terms of the potential transaction.

On January 28, 2021, Messrs. Jones and Barnes agreed, subject to completion of the mutual due diligence reviews and negotiation of other mutually agreeable transaction terms, to propose to their respective boards of directors that the exchange ratio in the proposed transaction be fixed at 0.118, which would result in People’s United stockholders owning approximately 28% of the combined company following the completion of the proposed merger.

Shortly thereafter on January 28, 2021, a group of People’s United independent directors, including the lead director and the chairs of the standing board committees, held a telephonic conference call with representatives of KBW and Simpson Thacher to further discuss aspects of the potential transaction with M&T previously discussed at the January 21 board meeting, including the exchange ratio of 0.118 which Messrs. Barnes and Jones had preliminarily agreed to propose to their respective boards and related calculations and the potential non-competition/non-solicitation agreements between People’s United and Messrs. Barnes and Walters, which would be subject to approval by the People’s United board in its sole discretion.

The last sentence of the last paragraph beginning on page 61 and continuing on page 62 (beginning with “On February 4, 2021, …”) is hereby replaced with the following:

After Messrs. Barnes and Walters had left the meeting, the People’s United directors discussed the proposed agreements to be entered into by People’s United with Messrs. Barnes and Walters in connection with and to be effective upon the closing of the potential transaction, which based on discussions with M&T, included three-year comprehensive non-competition / non-solicitation agreements.

The sixth and seventh sentences of the last paragraph beginning on page 62 and continuing on page 63 (beginning with “On February 18, 2021, …”) are hereby replaced with the following:

After Messrs. Barnes and Walters had left the meeting, the remaining People’s United directors reviewed the terms of the proposed non-competition agreements to be entered into by People’s United with Messrs. Barnes and Walters in connection with a potential transaction, to become effective upon completion of the transaction. Following discussion, and after taking into consideration, among other things, the favorable recommendation of People’s United’s compensation committee, the People’s United directors approved the proposed agreements.

The Merger – Opinions of People’s United’s Financial Advisors

The following new paragraph is hereby added immediately before the second full paragraph on page 85 (beginning with “No company used as a comparison in the above …”):

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “People’s United Selected Companies Analysis” were 1.29x and 2.33x, respectively, the low and high stock price-to-2021 estimated EPS multiples of the selected companies were 10.3x and 20.1x, respectively, and the low and high stock price-to-2022 estimated EPS multiples of the selected companies were 9.4x and 21.5x, respectively.

The following new paragraph is hereby added immediately before the last full paragraph on page 86 (beginning with “No company used as a comparison in the above …”):

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “M&T Selected Companies Analysis” were 1.32x and 2.20x, respectively, the low and high stock price-to-2021 estimated EPS multiples of the selected companies were 11.1x and 19.4x, respectively, and the low and high stock price-to-2022 estimated EPS multiples of the selected companies were 10.8x and 14.7x, respectively.

The following new paragraph is hereby added immediately before the second full paragraph on page 88 (beginning with “No company or transaction used as a comparison in the above …”):

The low and high transaction price-to-tangible book value multiples of the selected transactions in the “Selected Transactions Analysis” were 0.44x and 2.71x, respectively. For the nine selected transactions in which consensus “street estimates” for the acquired company were available at announcement, the low and high transaction price-to-Forward EPS multiples of the selected transactions were 9.5x and 16.4x, respectively. The low and high core deposit premiums of the selected transactions were (-7.4)% and 21.4%, respectively. The low and high pay to trade ratios of the selected transactions (based on tangible book value per share) were 0.40x and 1.46x respectively. For the eight selected transactions in which consensus “street estimates” for the acquired company and the acquiror were available at announcement, the low and high pay to trade ratios of the selected transactions (based on Forward EPS) were 0.78x and 1.33x respectively. For the nine selected transactions in which the acquired company was publicly traded, the low and high one-day market premiums of the selected transactions were (-1.8)% and 24.2%, respectively.

The third and fourth sentences of the last paragraph beginning on page 88 and continuing on page 89 (beginning with “KBW performed a pro forma financial impact analysis …”) are hereby replaced with the following:

This analysis indicated the merger could be accretive to M&T’s estimated 2022 EPS and estimated 2023 EPS by approximately 2.9% and 9.2%, respectively, and could be accretive to M&T’s estimated tangible book value per share at closing as of September 30, 2021 by approximately 0.4%. Furthermore, the analysis indicated that, pro forma for the Merger, each of M&T’s tangible common equity to tangible assets ratio, Tier 1 Leverage Ratio, Common Equity Tier 1 (CET1) Ratio, Tier 1 Capital Ratio and Total Risk-based Capital Ratio at closing as of September 30, 2021 could be lower by approximately 19, 21, 13, 28 and 46 basis points, respectively.

The following new sentence is hereby added immediately before the last sentence of the first full paragraph on page 89 (beginning with “KBW performed a dividend discount model analysis of People’s United …”):

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The following new sentence is hereby added immediately before the last sentence of the third full paragraph on page 89 (beginning with “KBW performed a dividend discount model analysis of M&T …”):

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The following new sentence is hereby added immediately before the last sentence of the fifth paragraph beginning on page 89 and continuing on page 90 (beginning with “KBW performed a dividend discount model analysis to estimate…”):

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The last full paragraph on page 93 (beginning with “Results of the analysis …”) is hereby replaced with the following:

Results of the analysis were presented for the selected companies, as indicated in the following table:

	Selected Companies’ High		Selected Companies’ Median		Selected Companies’ Low
Price/2022E EPS	13.3	x	12.1	x	10.8	x
P/TBVPS	1.86	x	1.48	x	1.29	x
2022E ROATCE	13.8%		11.7%		8.6%

The phrase “In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by People’s United’s management:” in the third full paragraph on page 94 (beginning with “J.P. Morgan calculated …”) is hereby replaced with the following:

In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by People’s United’s management and were selected based on People’s United’s guidance and J.P. Morgan’s experience and judgment:

The fifth full paragraph on page 95 (beginning with “Results of the analysis …”) is hereby replaced with the following:

Results of the analysis were presented for the selected companies, as indicated in the following table:

	Selected Companies’ High		Selected Companies’ Median		Selected Companies’ Low
Price/2022E EPS	14.5	x	12.5	x	10.8	x`
P/TBVPS	2.20	x	1.67	x	1.29	x
2022E ROATCE	17.3%		13.3%		8.6%

The phrase “In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by People’s United’s management:” in the first full paragraph on page 96 (beginning with “J.P. Morgan calculated …”) is hereby replaced with the following:

In performing its analysis, J.P. Morgan utilized, among others, the following assumptions, which were reviewed and approved by People’s United’s management and were selected based on People’s United’s guidance and J.P. Morgan’s experience and judgment:

The Merger – Certain Unaudited Prospective Financial Information

The following is hereby inserted immediately before the sub-heading “Certain Stand-Alone M&T Prospective Financial Information Used by Lazard” on page 101:

The preliminary information provided by People’s United management referred to above included internal earnings forecasts for 2021-2023 prepared by People’s United management in November 2020 as part of its annual strategic planning process, which had been updated solely to include results through year-end 2020 and to reflect the forward interest rate curve as of January 12, 2021. These forecasts are consistent with the prospective financial information with respect to People’s United set forth above which Lazard used at M&T management’s direction in performing its financial analysis with respect to People’s United. People’s United management provided these forecasts to M&T at the beginning of its due diligence review of People’s United to assist M&T in commencing that review. People’s United management advised M&T, however, that these forecasts were preliminary. Over the course of the next month, People’s United’s management continued its assessment of the company’s outlook for 2021 and 2022, based on a number of favorable developments and trends that had occurred since November 2020, including anticipated lower credit loss provisioning reflecting the improving economic outlook, and concluded that its updated estimates for net income to common stockholders, diluted earnings per share and total assets were consistent with the then-current consensus Wall Street research estimates for People’s United, which are set forth below and which People’s United directed KBW and J.P. Morgan to use in their financial analyses.

The following is hereby inserted immediately before the sub-heading “Certain Stand-Alone M&T Prospective Financial Information Used by KBW” on page 101:

In the dividend discount model analysis of People’s United performed by KBW in connection with its opinion, the above estimated net income available to People’s United common stockholders, diluted EPS and total assets data for

People’s United and assumed long-term growth rates and other assumptions for People’s United were used at the direction of People’s United management to derive the following implied future excess capital available for dividends that People’s United could generate over the period from September 30, 2021 through December 31, 2025 as a standalone company, calculated generally as any portion of estimated net income available to People’s United common stockholders in excess of an amount assumed to be retained by People’s United to maintain the assumed tangible common equity to tangible assets ratio of 7.50%:

	September 30, 2021	Three Months Ending December 31, 2021E	2022E	2023E	2024E	2025E
Implied Future Excess Capital Available for Dividends ($ in millions)	$294	$143	$494	$446	$466	$490

The implied future excess capital available for dividends were calculated solely for purposes of the dividend discount model analysis performed in connection with KBW’s opinion, and none of People’s United, M&T nor KBW assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

The following is hereby inserted immediately before the sub-heading “Certain Stand-Alone People’s United Prospective Financial Information Used by J.P. Morgan” on page 102:

In the dividend discount model analysis of M&T performed by KBW in connection with its opinion, the above estimated net income available to M&T common shareholders, diluted EPS and total assets data for M&T and assumed long-term growth rates and other assumptions for M&T were used at the direction of People’s United management to derive the following implied future excess capital available for dividends that M&T could generate over the period from September 30, 2021 through December 31, 2025 as a standalone company, calculated generally as any portion of estimated earnings in excess of an amount assumed to be retained by M&T to maintain the assumed tangible common equity to tangible assets ratio of 7.50%:

	September 30, 2021	Three Months Ending December 31, 2021E	2022E	2023E	2024E	2025E
Implied Future Excess Capital Available for Dividends ($ in millions)	$163	$355	$1,592	$1,396	$1,449	$1,503

The implied future excess capital available for dividends were calculated solely for purposes of the dividend discount model analysis performed in connection with KBW’s opinion, and none of People’s United, M&T nor KBW assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

The following is hereby inserted immediately before the sub-heading “Certain Stand-Alone M&T Prospective Financial Information Used by J.P. Morgan” on page 102:

In the dividend discount model analysis of People’s United performed by J.P. Morgan in connection with its opinion, the above estimated net income available to People’s United common stockholders, diluted EPS and total assets data for People’s United and assumed long-term growth rates and other assumptions for People’s United were used at the direction of People’s United management to derive the following implied future excess capital available for dividends that People’s United could generate over the period from December 31 2020 through December 31, 2025 as a standalone company, calculated generally as any portion of estimated net income available to People’s

United common stockholders in excess of an amount assumed to be retained by People’s United to maintain the assumed tangible common equity to tangible assets ratio of 7.50%:

	Twelve Months Ending December 31, 2021E	Twelve Months Ending December 31, 2022E	Twelve Months Ending December 31, 2023E	Twelve Months Ending December 31, 2024E	Twelve Months Ending December 31, 2025E
Implied Future Excess Capital Available for Dividends ($ in millions)	$703	$507	$454	$474	$496

The implied future excess capital available for dividends were calculated solely for purposes of the dividend discount model analysis performed in connection with J.P. Morgan’s opinion, and none of People’s United, M&T nor J.P. Morgan assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

The following is hereby inserted immediately before the sub-heading “Certain Estimated Synergies Attributable to the Merger” on page 102:

In the dividend discount model analysis of M&T performed by J.P. Morgan in connection with its opinion, the above estimated net income available to M&T common shareholders, diluted EPS and total assets data for M&T and assumed long-term growth rates and other assumptions for M&T were used at the direction of People’s United management to derive the following implied future excess capital available for dividends that M&T could generate over the period from December 31, 2020 through December 31, 2025 as a standalone company, calculated generally as any portion of estimated earnings in excess of an amount assumed to be retained by M&T to maintain the assumed tangible common equity to tangible assets ratio of 7.50%:

	Twelve Months Ending December 31, 2021E	Twelve Months Ending December 31, 2022E	Twelve Months Ending December 31, 2023E	Twelve Months Ending December 31, 2024E	Twelve Months Ending December 31, 2025E
Implied Future Excess Capital Available for Dividends ($ in millions)	$1,553	$1,630	$1,393	$1,431	$1,488

The implied future excess capital available for dividends were calculated solely for purposes of the dividend discount model analysis performed in connection with J.P. Morgan’s opinion, and none of People’s United, M&T nor J.P. Morgan assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

Additional Information and Where to Find It

In connection with the proposed transaction, M&T Bank Corporation (“M&T”) filed with the Securities and Exchange Commission (the “SEC”) a registration statement (Registration No. 333-254962) on Form S-4 to register the shares of M&T’s capital stock to be issued in connection with the proposed transaction. The registration statement includes a joint proxy statement of People’s United Financial, Inc. (“People’s United”) and M&T, which has been sent to the shareholders of People’s United and M&T seeking their approval of the proposed transaction.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF PEOPLE’S UNITED AND M&T AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION

STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLE’S UNITED, M&T AND THE PROPOSED TRANSACTION. Investors are able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about People’s United and M&T, without charge, at the SEC’s website (http://www.sec.gov). Copies of the registration statement, including the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Steven Bodakowski, People’s United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, telephone (203) 338-4202, or Investor Relations, M&T Bank Corporation, One M&T Plaza, Buffalo, New York 14203, telephone (716) 635-4000.

Participants in the Solicitation

People’s United, M&T and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding People’s United’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 1, 2021, as amended by an amendment to the Form 10-K filed with the SEC on March 30, 2021, and certain of its Current Reports on Form 8-K. Information regarding M&T’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 8, 2021, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates and projections about People’s United’s and M&T’s businesses, beliefs of People’s United’s and M&T’s management and assumptions made by People’s United’s and M&T’s management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected timing, completion and effects of the proposed transactions and People’s United’s and M&T’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

In addition, the following factors, among others, related to the proposed transaction between People’s United and M&T, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between People’s United and M&T; the outcome of any legal proceedings that may be instituted against People’s United or M&T; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where People’s United and M&T do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; People’s United’s and M&T’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of People’s United and M&T; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination and its announcement could have an adverse effect on either or both parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the proposed combination may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; revenues following the proposed combination may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transactions; the unforeseen risks relating to liabilities of People’s United or M&T that may exist; and uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on People’s United, M&T and the proposed combination.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which People’s United, M&T or their respective subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

People’s United provides further detail regarding these risks and uncertainties in its latest Form 10-K and subsequent Form 10-Qs, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings. Forward-looking statements speak only as of the date made, and People’s United does not assume any duty and does not undertake to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE’S UNITED FINANCIAL, INC.

By	/s/ Andrew S. Hersom
	Name:	Andrew S. Hersom
	Title:	Senior Vice President, Investor Relations

Date: May 17, 2021